UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2023

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
 (Address of principal executive offices, including zip code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value (Essex Property Trust, Inc.)	ESS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 9, 2023, Essex Property Trust, Inc. (the “Company”) held its Annual Meeting, at which the Company’s stockholders:

1.
Elected the following nominees to serve as directors until the 2024 annual meeting or until their successors are duly elected and qualified: Keith R. Guericke, Maria R. Hawthorne, Amal M. Johnson, Mary Kasaris, Angela L. Kleiman, Irving F. Lyons, III, George M. Marcus, Thomas E. Robinson, Michael J. Schall, and Byron A. Scordelis.

2.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

3.	Approved, on a non-binding advisory basis, the Company’s named executive officer compensation as disclosed in the Proxy.

4.	Approved, on a non-binding advisory basis, the frequency of named executive officer compensation advisory votes as every 1 year.

As of the record date of February 24, 2023, for the Annual Meeting, there were 64,463,822 shares of common stock outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	FOR	AGAINST	ABSTENTIONS
Keith R. Guericke	53,007,766	3,086,843	29,416
Maria R. Hawthorne	55,818,200	276,126	29,699
Amal M. Johnson	55,433,602	660,983	29,440
Mary Kasaris	55,699,926	392,565	31,534
Angela L. Kleiman	55,072,946	1,024,978	26,101
Irving F. Lyons, III	55,254,056	839,820	30,149
George M. Marcus	49,750,683	6,344,441	28,901
Thomas E. Robinson	55,611,329	482,438	30,258
Michael J. Schall	54,297,811	1,789,460	36,754
Byron A. Scordelis	53,831,304	2,262,523	30,198

There were 2,078,474 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting for the ratification of KPMG LLP as the Company’s registered public accounting firm for the year ending December 31, 2023 were as follows:

For	Against	Abstentions
56,089,443	2,085,483	27,573

(iii)	The results of the advisory vote to approve named executive officer compensation as disclosed in the Proxy were as follows:

For	Against	Abstentions	Broker Non-Votes
52,610,070	3,445,878	68,077	2,078,474

(iv)	The results of the advisory vote to determine the frequency of named executive officer compensation advisory votes were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
55,081,769	15,152	996,238	30,866	2,078,474

Based upon the results set forth in Proposal 4 above, the Company currently intends to hold an advisory vote on the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of the stockholder advisory vote on the compensation of named executive officers. A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company's named executive officers is required to be held at least once every six years.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 11, 2023
Essex Property Trust, Inc.

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Senior Vice President, General Counsel and Secretary

Essex Portfolio, L.P.

By: Essex Property Trust, Inc.,
its General Partner

/s/ Anne Morrison
	Name:	Anne Morrison
	Title:	Senior Vice President, General Counsel and Secretary

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